EXHIBIT 99.1

PORTAL SOFTWARE, INC.

JOHN E. LITTLE SEVERANCE AGREEMENT AND RELEASE

This Severance Agreement and Release (“Agreement”) is made by and between Portal Software, Inc. (the “Company”), and John E. Little (“Executive”).

WHEREAS, Executive was employed by the Company as its Chief Executive Officer and President; and

WHEREAS, Executive’s service in both of those positions terminated effective September 13, 2004; and

WHEREAS, the Executive agrees to release the Company and selected parties related to the Company from any claims arising from or related to Executive’s employment relationship; and

WHEREAS, in consideration for such release, the Company is providing Executive with certain payments and benefits to which he would not otherwise have been entitled.

NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Executive (collectively referred to as the “Parties”) hereby agree as follows:

1. Termination of Employment. Executive hereby acknowledges termination of his employment effective upon September 13, 2004 (the “Termination Date”).

2. Payment of Salary and Other Amounts. Executive acknowledges and represents that the Company has paid all salary, wages, accrued vacation and any and all other benefits due to Executive as of the Termination Date. Executive also acknowledges that to his knowledge the Company has reimbursed him for all business expenses incurred prior to the Termination Date.

3. Consideration. As consideration for Executive entering into this Agreement, the Company agrees to provide Executive with the following benefits:

(a) Cash Payments. Cash payments totalling in the aggregate Seven Hundred Eighty Thousand Dollars ($780,000), less applicable income and employment tax withholding (the “Cash Payment Amount”) to be paid in a single lump sum (net of withholding) on the date of execution of this Agreement by Executive and the Company.

(b) Retention of Company Property. Since Executive shall continue as a member of the Company’s Board of Directors, Executive shall be allowed to retain and the Company shall continue to own certain Company property, including certain computer hardware, which property the Parties agree has a current fair market value of less than $10,000 (the “Retained Property”) until the later of (i) the third anniversary of the Annual Meeting of Stockholders of the Company held in 2005 or (ii) the date on which Executive no longer performs any services for the Company, whether as a member of the Board of Directors or otherwise. After the end of such period, Executive shall either deliver the Retained Property to the Company or shall be transferred title to the Retained Property, as is determined in consultation with the Company at such time.

4. Release of Claims. Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company. Upon timely payment in full of the amounts set forth in Section 3(a) of this Agreement, Executive, on behalf of himself and his heirs, executors and assigns, hereby fully and forever releases the Company and its officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the date Executive signs this Agreement which arise out of or relate to Executive’s employment relationship with the Company, including, without limitation,

(a) any and all claims relating to or arising from the termination of Executive’s employment relationship with the Company;

(b) any and all claims relating to, or arising from, Executive’s right to receive a compensatory stock award;

(c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

(e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

(f) any and all claims for attorneys’ fees and costs,

unless such matters do not arise out of or relate to Employee’s employment by the Company.

For avoidance of doubt, the Company and Executive agree that the matters described in the preceding sentence shall not be interpreted to release any claim which Executive might have which arises out or relates to a different relationship of Executive to the Company other than that of an employee of the Company or any claim as to which damages may be determined without regard to whether or not Executive was an employee of the Company (by way of illustration, (i) any claim which Executive might have as the beneficial owner of securities of the Company, including both equity securities and debt securities, regardless of the manner by which he became a holder of such securities, or (ii) any claim which Executive might have as an invitee of the Company, were he to suffer a physical injury while on the Company’s premises). The Company and Executive agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released; provided, however, that Executive’s release does not extend to (i) any claim for a breach of this Agreement, (ii) any claims regarding any payments or benefits due to Executive in connection with his execution of this Agreement pursuant to Section 3 above, (iii)

Executive’s rights to indemnification from the Company whether pursuant to a prior agreement, the Company’s bylaws, applicable law or otherwise, (iv) any claim which may arise in the future from events or actions occurring after the date that Executive executes this Agreement, or (v) any rights to receive any accrued benefits under the Company’s employee benefit plans and policies that were accrured as of the Termination Date, in accordance with their terms.

6. Civil Code Section 1542. Executive acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Parties, being aware of said Code Section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

7. Confidential Information. Executive shall continue to maintain the confidentiality of all confidential and proprietary information of the Company. Executive shall return all confidential and proprietary information in his possession to the Company on the termination of all service relationships with the Company.

8. Indemnification. Executive shall be entitled to indemnification, in accordance with the applicable provisions of the Company’s articles of incorporation and bylaws and the Delaware General Corporation Law, as well as Executive’s indemnification agreement with the Company (the “Indemnification Agreement”) against expense, liability and loss that Executive may incur by reason of any action, suit or proceeding arising from or relating to the performance of Executive’s duties as an officer or director of the Company or any of its subsidiaries.

9. Non-Disparagement. Executive agrees not to disparage the Company in any manner likely to be harmful to the Company or its business or business reputation, and the Company (through its officers and directors) agrees not to disparage Executive in any manner likely to be harmful to his business, business reputation or personal reputation. Notwithstanding the foregoing, the Parties may respond accurately and fully to any question, inquiry or request for information when required by legal process.

10. No Pending or Contemplated Future Lawsuits. Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Executive also represents that he has no current intent to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

11. No Right to Future Employment. Executive understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company, its subsidiaries, or any successor, and he hereby waives and releases any right, or alleged right, of employment or re-employment with the Company arising out of the termination of his employment discussed hereunder.

12. Cooperation. Executive agrees to reasonably cooperate with the Company in connection with its actual or contemplated defense, prosecution, or investigation of any claims, demands, or other matters arising from events, acts or failures to act that occurred during the time period in which Executive was employed by the Company. The Company will reimburse Executive for reasonable out-of-pocket expenses he incurs in connection with any such cooperation (excluding foregone wages, salary or other compensation), will indemnify and hold harmless Executive from and against any and all expenses in connection with such cooperation to the same extent and on the same terms as described in Section 8 above, and will make reasonable efforts to accommodate Executive’s scheduling needs.

13. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payment of any sums or provision of any benefits to Executive under the terms of this Agreement. The Company will withhold sums from Executive’s compensation hereunder sufficient to satisfy the Company’s withholding obligations. Executive agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon.

14. No Admission of Liability. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

15. Costs. The Company shall pay Executive’s attorneys’ fees and other fees and costs incurred by Executive in connection with the negotiation and execution of this Agreement (including any amendments and supplemental documents) up to a maximum of Thirty Five Thousand Dollars ($35,000) and the enforcement or defense of Executive’s rights or obligations under this Agreement if Executive is the prevailing party in such enforcement or defense.

16. Arbitration and Equitable Relief. The parties hereto agree that, to the extent permitted by law, any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the “Rules”). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The parties hereto hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants. The Company shall pay the costs and expenses of such arbitration.

THE PARTIES HERETO HAVE READ AND UNDERSTAND SECTION 16, WHICH DISCUSSES ARBITRATION. THE PARTIES HERETO UNDERSTAND THAT BY SIGNING THIS AGREEMENT, THEY AGREE, TO THE EXTENT PERMITTED BY LAW, TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF THEIR RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

(i) ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION;

(ii) ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL STATE OR MUNICIPAL STATUTE ARISING OUT OF OR RELATING TO EXECUTIVE’S EMPLOYMENT BY THE COMPANY, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE SECTION 201, et seq; AND

(iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

17. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement.

18. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

19. Entire Agreement. This Agreement (including any exhibits hereto) and the Indemnification Agreement by and between the Company and Executive represent the entire agreement and understanding between the Company and Executive concerning Executive’s termination of employment with the Company, and supersedes, replaces and fully discharges all obligations under any and all prior agreements and understandings concerning Executive’s relationship with the Company and his compensation by the Company, except as relates to Executive’s service as a member of the Board of Directors of the Company.

20. No Oral Modification. This Agreement may only be amended in writing signed by Executive and the Company’s Chief Executive Officer.

21. Effective Date. This Agreement is effective after it has been signed by both Parties and full payment under Section 3(a) has been received by Executive.

22. No Mitigation. Executive shall not be required to mitigate the amount of any severance benefits received hereunder.

23. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

24. Headings. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof.

25. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Agreement and of the releases it contains; and

(d) They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement.

Portal Software, Inc.

/s/ Larry Bercovich
Larry Bercovich

Date:	April 29, 2005

Executive, an individual

/s/ John E. Little
John E. Little

Date:	April 28, 2005